UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 19, 2010

ZIONS BANCORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Utah	001-12307	87-0227400
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One South Main Street, 15th Floor, Salt Lake City, Utah		84133
(Address of Principal Executive Office)		(Zip Code)

(801) 524-4787

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On May 19, 2010, Zions Bancorporation (the “Company”) issued a press release, announcing the pricing of its public offering of warrants to purchase common stock (the “Warrants”). A copy of the press release is attached hereto as Exhibit 99.1.

Additional exhibits are filed in connection with the offering, issuance and sale of the Warrants under the Company’s Registration Statement on Form S-3 (No. 333-158319) previously filed with the Securities and Exchange Commission.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 19, 2010, between Zions Bancorporation and Goldman, Sachs & Co. and Deutsche Bank Securities Inc., as representatives for the several underwriters.

4.1	Form of Warrant Agreement, between Zions Bancorporation and Zions First National Bank, incorporated by reference to Exhibit 4.1 of Form 8-A filed May 20, 2010.

4.2	Form of Warrant Certificate, incorporated by reference to Exhibit 4.2 of Form 8-A filed May 20, 2010.

5.1	Opinion of Sullivan & Cromwell LLP.

5.2	Opinion of Callister Nebeker & McCullough.

23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1).

23.2	Consent of Callister Nebeker & McCullough (included in Exhibit 5.2).

99.1	Zions Bancorporation Press Release dated May 19, 2010.

99.2	Information relating to Item 14 of the Registration Statement on Form S-3 (No. 333-158319).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zions Bancorporation

Date: May 25, 2010	By	/s/ Thomas E. Laursen
	Name:	Thomas E. Laursen
	Title:	Executive Vice President and General Counsel

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 19, 2010, between Zions Bancorporation and Goldman, Sachs & Co. and Deutsche Bank Securities Inc. as representatives for the several underwriters.

4.1	Form of Warrant Agreement, between Zions Bancorporation and Zions First National Bank, incorporated by reference to Exhibit 4.1 of Form 8-A filed May 20, 2010.

4.2	Form of Warrant Certificate, incorporated by reference to Exhibit 4.2 of Form 8-A filed May 20, 2010.

5.1	Opinion of Sullivan & Cromwell LLP.

5.2	Opinion of Callister Nebeker & McCullough.

23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1).

23.2	Consent of Callister Nebeker & McCullough (included in Exhibit 5.2).

99.1	Zions Bancorporation Press Release dated May 19, 2010.

99.2	Information relating to Item 14 of the Registration Statement on Form S-3 (No. 333-158319).